                                                               ANNUAL REPORT FOR
                                                                      YEAR ENDED
                                                               NOVEMBER 30, 1995

[logo] M F S (SM)
THE FIRST NAME IN MUTUAL FUNDS

MFS(R) VALUE FUND


Front cover
A photo of computer disks.

MFS(R)  VALUE  FUND
TRUSTEES                                             SECRETARY
A. Keith Brodkin* - Chairman and President           Stephen E. Cavan*
Richard B. Bailey* - Private Investor;               ASSISTANT  SECRETARY
Former Chairman and Director (until 1991),           James R. Bordewick, Jr.*
Massachusetts Financial Services Company;            CUSTODIAN
Director, Cambridge Bancorp; Director,               Investors Bank & Trust Company
Cambridge Trust Company                              AUDITORS
Peter G. Harwood - Private Investor                  Deloitte & Touche LLP
J. Atwood Ives - Chairman and Chief                  INVESTOR  INFORMATION
Executive Officer, Eastern Enterprises               For MFS stock and bond market outlooks,
Lawrence T. Perera - Partner,                        call toll free: 1-800-637-4458 anytime from
Hemenway & Barnes                                    a touch-tone telephone.
William J. Poorvu - Adjunct Professor,               For information on MFS mutual funds,
Harvard University Graduate School of                call your financial adviser or, for an
Business Administration                              information kit, call toll free:
Charles W. Schmidt - Private Investor                1-800-637-2929 any business day from
Arnold D. Scott* - Senior Executive Vice             9 a.m. to 5 p.m. Eastern time (or leave
President, Director and Secretary,                   a message anytime).
Massachusetts Financial Services Company             INVESTOR  SERVICE
Jeffrey L. Shames* - President and Director,         MFS Service Center, Inc.
Massachusetts Financial Services Company             P.O. Box 2281
Elaine R. Smith  - Independent Consultant            Boston, MA 02107-9906
David B. Stone - Chairman,                           For general information, call toll free:
North American Management Corp.                      1-800-225-2606 any business day from
(investment adviser)                                 8 a.m. to 8 p.m. Eastern time.
INVESTMENT  ADVISER                                  For service to speech- or hearing-impaired,
Massachusetts Financial Services Company             call toll free: 1-800-637-6576 any business
500 Boylston Street                                  day from 9 a.m. to 5 p.m. Eastern time.
Boston, MA 02116-3741                                 (To use this service, your phone must be
DISTRIBUTOR                                          equipped with a Telecommunications Device for
MFS Fund Distributors, Inc.                          the Deaf.)
500 Boylston Street                                  For share prices, account balances and
Boston, MA 02116-3741                                exchanges, call toll free: 1-800-MFS-TALK
PORTFOLIO  MANAGER                                   (1-800-637-8255) anytime from a touch-tone
John F. Brennan, Jr.*                                telephone.
TREASURER
W. Thomas London*                                    ----------------------------------------------------
ASSISTANT  TREASURER                                                        TOP-RATED SERVICE
James O. Yost*                                               DALBAR         For the second year in a
                                                                            row, MFS earned a
                                                          MFS  #1  MFS      #1 ranking in
                                                                            DALBAR, Inc.'s
                                                             DALBAR         Broker/Dealer Survey,
                                                                            Main Office Operations
                                                     Service Quality category. The firm achieved a 3.49
                                                     overall score - on a scale of 1 to 4 - in the 1995
                                                     survey. A total of 71 firms responded, offering input
                                                     on the quality of service they receive from 36 mutual
                                                     fund companies nationwide. The survey contained
                                                     questions about service quality in 17 categories,
                                                     including "knowledge of phone service contacts,"
                                                     "accuracy of transactions processing," and "overall
                                                     ease of doing business with the firm."
*Affiliated with the Investment Adviser              ----------------------------------------------------

LETTER  TO  SHAREHOLDERS
Dear Shareholders:
During the past 12 months, Class A shares of the Fund provided a total return of +41.67%, while Class B shares had a total return of +40.53%. Both of these returns, which include the reinvestment of distributions but exclude the effects of any sales charges, outperformed the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, which returned +36.93% over the same period. A discussion of the Fund's performance during this period may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
Moderate, but sustainable, growth has been the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manu- facturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Interest Rates
Given the recent signs of economic weakness, prospects for the Fed's further decreasing short-term interest rates are good. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Stock Market
After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and that inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stablizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Portfolio Performance and Strategy
The Fund's strong performance over the past year relative to the S&P 500 was primarily due to stock selection; sector weightings were a less significant factor.
    The top three performing sectors of the S&P 500 over the past year were financial services (+54.8%), health care (+51.7%) and technology (+49.3%). The financial services sector was slightly overweighted in the portfolio, with both First Interstate Bancorp, a West Coast banking company, and Federal Home Loan Mortgage Corp., a provider of mortgage-backed securities, making strong contributions. While the Fund's relative performance was impeded by an underweighting in the health care sector, our holding in Pacificare Health Systems, a health maintenance organization, was increased at mid-year, which did benefit performance in the second half. While the technology sector was also slightly underweighted, the Fund did benefit from strong performance from a number of holdings, particularly in the second half of the year. These included Intel (microprocessors), and Kulicke and Soffa and LTX Corp. (semi-conductor test equipment). Several computer software companies in the portfolio also reported strong results, including Adobe Systems, Sybase and BMC Software.
    Retailing was by far the worst performing sector in the S&P 500, gaining 6.5%, and the Fund was slightly underweighted in this area. However, two holdings -- Federated Department Stores and National Convenience Stores -- contributed strongly to overall results. Federated's cost-cutting program has begun to increase earnings, while the share price of National Convenience Stores increased dramatically -- up more than 200% -- with the acquisition offer from Diamond Shamrock.
    International markets underperformed those in the United States during the past year. Strong individual performance by such holdings as Sydney Harbour and Sky City (casino operators), Nokia (telecommunications equipment), and Telecom Italia Mobile and Korea Mobile (cellular telephone services) more than compensated for this overall market sluggishness.
    Our current outlook remains optimistic. The U.S. economic trends pre- sent a rare mix of favorable growth and low expectations for inflation. Foreign trade balances are also expected to improve as the relatively weak dollar begins to impact the flow of goods and services. We believe the Fed is likely to continue lowering interest rates and successfully maintain positive economic growth. While we believe this economic backdrop could be rewarding for equity investors, our enthusiasm is tempered by the exceptional performance of the equity markets in 1995.
    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

----------------------        ------------------------

A Photo of                    A Photo of
A. Keith Brodkin,              John F. Brennan, Jr.,
Chairman and President         Portfolio Manager

----------------------        ------------------------


/s/ A. Keith Brodkin           /s/ John F. Brennan, Jr.
    Chairman and President         Portfolio Manager

December 13, 1995



PORTFOLIO  MANAGER  PROFILE
A graduate of the University of Rhode Island and Stanford University Graduate School of Business Administration, John Brennan began his career at MFS in 1985 as an industry specialist and was promoted to Assitant Vice President - Investments in 1987. He was named Vice President - Investments in 1988 and Senior Vice President - Investments in February 1995. Mr. Brennan has been Portfolio Manager of MFS Value Fund since 1991.

OBJECTIVE  AND  POLICIES
The Fund's investment objective is to seek capital appreciation. The selection of portfolio securities is made solely on the basis of potential for capital appreciation. Dividend income, if any, is incidental to the investment objective.

The Fund's investment policy is to invest primarily in common stocks, but when relative values make it appear attractive, the Fund may seek appreciation in other types of securities such as fixed-income securities (which may be unrated), convertible bonds, convertible preferred stocks and warrants. The Fund may also hold cash, commercial paper or other forms of debt securities.

PERFORMANCE
The information below and on the following page illustrates the historical performance of MFS Value Fund Class A shares in comparison to various market indicators. Fund results in the graph reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Please note that effective September 7, 1993, Class B shares were offered. Information on Class B share performance appears on the next page.

GROWTH  OF  A  HYPOTHETICAL  $10,000  INVESTMENT
(For the 5-Year Period Ended November 30, 1995)

Line graph representing the growth of a $10,000 investment for the five-year period ended November 30, 1995. The graph is scaled from $5,000 to $30,000 in $5,000 segments. The years are marked in 12-month segments from 1990 to 1995. There are three lines drawn to scale. One is a solid line representing MFS Value Fund (Class A), a second line of short dashes represents the S&P 500, a third line of medium-short dashes represents the Consumer Price Index.

MFS Value Fund (Class A)                                       $24,466
S&P 500                                                        $21,700
Consumer Price Index                                           $11,480

GROWTH  OF  A  HYPOTHETICAL  $10,000  INVESTMENT
(For the 10-Year Period Ended November 30, 1995)

Line graph representing the growth of a $10,000 investment for the ten-year period ended November 30, 1995. The graph is scaled from $0 to $50,000 in $10,000 segments. The years are marked in 12-month segments from 1985 to 1995. There are three lines drawn to scale. One is a solid line representing MFS Value Fund (Class A), a second line of short dashes represents the S&P 500, a third line of medium-short dashes represents the Consumer Price Index.

MFS Value Fund (Class A)                                       $40,308
S&P 500                                                        $41,096
Consumer Price Index                                           $14,089

AVERAGE  ANNUAL  TOTAL  RETURNS
                                          1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
MFS Value Fund (Class A) including
 5.75% sales charge                       +33.47%  +18.44%   +19.60%   +14.96%
-------------------------------------------------------------------------------
MFS Value Fund (Class A) at net asset
 value                                    +41.67%  +20.80%   +21.03%   +15.64%
------------------------------------------------------------------------------
MFS Value Fund (Class B) with CDSC+       +36.53%    --        --      +16.87%*
------------------------------------------------------------------------------
MFS Value Fund (Class B) without CDSC     +40.53%    --        --      +17.97%*
------------------------------------------------------------------------------
Average capital appreciation fund**       +30.28%  +13.56%   +17.38%   +12.53%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite
 Index**                                  +36.93%  +15.05%   +16.76%   +15.18%
------------------------------------------------------------------------------
Consumer Price Index(S)**                 + 2.61%  + 2.65%   + 2.80%   + 3.49%
------------------------------------------------------------------------------
  + These returns reflect the current Class B contingent deferred sales charge
    (CDSC) of 4% for the 1-year period and 3% for the period commencing September 7, 1993.
  * For the period from the commencement of offering of Class B shares, September 7, 1993 to November 30, 1995.
(S) The Consumer Price Index is a popular measure of change in prices.
 ** Source: Lipper Analytical Services, Inc.

In the table on the preceding page, we have included the average annual total returns of all capital appreciation funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

TAX  FORM  SUMMARY
In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

The Fund has designated $11,885,698 as a long-term capital gain distribution for tax purposes. This distribution was made to shareholders of record as of December 29, 1994, payable December 30, 1994.

For the year ended November 30, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 6.67%.

PORTFOLIO  OF  INVESTMENTS - November 30, 1995

Common  Stocks - 91.0%
-----------------------------------------------------------------------------
Issuer                                                   Shares         Value
-----------------------------------------------------------------------------
Agricultural Products - 1.8%
  AGCO Corp.                                             50,000  $  2,156,250
  Case Corp.                                             65,000     2,713,750
                                                                 ------------
                                                                 $  4,870,000
-----------------------------------------------------------------------------
Airlines  - 2.3%
  Midwest Express Holding Co.*                          143,100  $  4,221,450
  Southwest Airlines Co.                                 85,100     2,127,500
                                                                 ------------
                                                                 $  6,348,950
-----------------------------------------------------------------------------
Apparel and Textiles - 0.5%
  Nike, Inc., "B"                                        25,000  $  1,450,000
-----------------------------------------------------------------------------
Automotive - 4.9%
  General Motors Corp.                                   74,600  $  3,618,100
  Harvard Industries,
    Inc.++*                                             360,000     9,720,000
                                                                 ------------
                                                                 $ 13,338,100
-----------------------------------------------------------------------------
Banks and Credit Companies - 2.5%
  First Interstate Bancorp                               50,000  $  6,700,000
-----------------------------------------------------------------------------
Business Services - 1.9%
  ADT Ltd.*                                             185,000  $  2,590,000
  DST Systems, Inc.*                                      6,500       187,688
  Technology Solutions Co.*                             134,600     2,288,200
                                                                 ------------
                                                                 $  5,065,888
-----------------------------------------------------------------------------
Cellular Telephones - 0.6%
  AirTouch Communications, Inc.*                         58,900  $  1,715,463
-----------------------------------------------------------------------------
Chemicals - 0.4%
  Uniroyal Chemical Co.*                                150,000  $  1,200,000
-----------------------------------------------------------------------------
Computer Software - Systems - 5.3%
  Adobe Systems, Inc.                                    73,800  $  4,990,725
  BMC Software, Inc.*                                   144,000     6,084,000
  Compuware Corp.*                                       30,000       615,000
  Sybase, Inc.*                                          80,200     2,817,025
                                                                 ------------
                                                                 $ 14,506,750
-----------------------------------------------------------------------------
Consumer Goods and Services - 7.0%
  Philip Morris Cos., Inc.                               50,000  $  4,387,500
  RJR Nabisco Holdings Corp.                            123,000     3,582,375
  Tyco International Ltd.                               360,000    11,295,000
                                                                 ------------
                                                                 $ 19,264,875
-----------------------------------------------------------------------------
Defense Electronics - 1.1%
  Loral Corp.                                            90,000  $  3,048,750
-----------------------------------------------------------------------------
Electrical Equipment - 1.3%
  Honeywell, Inc.                                        75,000  $  3,571,875
-----------------------------------------------------------------------------
Electronics - 2.7%
  Cypress Semiconductor Corp.*                           50,000  $    781,250
  Intel Corp.                                           107,700     6,556,238
                                                                 ------------
                                                                 $  7,337,488
-----------------------------------------------------------------------------
Entertainment - 10.9%
  Argosy Gaming Corp.*                                  191,400  $  1,626,900
  Aztar Corp.*                                          221,200     1,935,500
  Casino America, Inc.*                                 146,200       858,925
  Central European Media Enterprises Ltd.*               15,300       336,600
  Harrah's Entertainment, Inc.*                         471,300    11,723,588
  Harveys Casino Resorts                                180,000     2,700,000
  Heritage Media Corp.*                                  80,000     2,090,000
  Rio Hotel & Casino, Inc.*                             185,300     2,316,250
  Showboat, Inc.                                        230,000     6,210,000
                                                                 ------------
                                                                 $ 29,797,763
-----------------------------------------------------------------------------
Financial Institutions - 7.8%
  Federal Home Loan Mortgage Corp.                      175,000  $ 13,475,000
  Student Loan Corp.                                    120,000     4,245,000
  Student Loan Marketing Assn.                           50,000     3,506,250
                                                                 ------------
                                                                 $ 21,226,250
-----------------------------------------------------------------------------
Food and Beverage Products - 1.8%
  Interstate Bakeries Corp.                             115,100  $  2,575,363
  PepsiCo, Inc.                                          45,000     2,486,250
                                                                 ------------
                                                                 $  5,061,613
-----------------------------------------------------------------------------
Foreign Stocks  - 10.8%
  Australia - 0.9%
    Sydney Harbour Casino Holdings Ltd., Pfd.
    (Entertainment)*                                  1,765,600  $  2,373,472
-----------------------------------------------------------------------------
  Canada - 2.2%
    Canadian National Railway Co.*
    (Railroads)                                          10,100  $    151,500
    Potash Corp. of Saskatchewan, Inc.
    (Precious Metals and Minerals)                       35,300     2,440,113
    Rogers Communications, Inc.
    (Telecommunications)                                350,000     3,672,931
                                                                 ------------
                                                                 $  6,264,544
-----------------------------------------------------------------------------
  Hong Kong - 0.8%
    Giordano International Ltd. (Clothing)            2,369,000  $  2,128,309
-----------------------------------------------------------------------------
  Italy - 1.9%
    Olivetti & C., S.P.A. (Office Equipment)          3,500,000  $  2,319,450
    Telecom Italia (Telecommunications)               2,180,300     2,126,446
    Telecom Italia (Telecommunications)                 389,000       627,457
                                                                 ------------
                                                                 $  5,073,353
-----------------------------------------------------------------------------
  Korea - 0.7%
    Korea Mobile Telecom
    (Telecommunications)##*                              28,500  $  1,115,205
    Korea Mobile Telecom (Telecommunications)             1,070       938,923
                                                                 ------------
                                                                 $  2,054,128
-----------------------------------------------------------------------------
  Malaysia - 1.0%
    New Straits Times Press, BHD (Publishing)           808,000  $  2,692,256
-----------------------------------------------------------------------------
  Netherlands - 0.1%
    Giessen de Noord (Van der), N.V.
    (Transportation)                                      5,100  $    265,154
-----------------------------------------------------------------------------
  New Zealand - 1.5%
    Sky City Ltd. (Entertainment)                       195,000  $  4,070,352
-----------------------------------------------------------------------------
Foreign Stocks - continued
  Sweden - 0.8%
    Hennes & Mauritz (Retail)                             8,000  $    496,644
    TV 4, AB (Telecommunications)*                       92,000     1,794,009
                                                                 ------------
                                                                 $  2,290,653
-----------------------------------------------------------------------------
  United Kingdom - 0.9%
    PowerGen PLC, ADR (Electricity)                     700,000  $  2,366,070
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $ 29,575,291
-----------------------------------------------------------------------------
Forest and Paper Products - 3.1%
  Fort Howard Corp.*                                    297,400  $  5,910,825
  Kimberly Clark Corp.                                   35,000     2,690,625
                                                                 ------------
                                                                 $  8,601,450
-----------------------------------------------------------------------------
Insurance - 2.5%
  MBIA, Inc.                                             30,000  $  2,310,000
  Prudential Reinsurance Holdings, Inc.                 222,300     4,640,513
                                                                 ------------
                                                                 $  6,950,513
-----------------------------------------------------------------------------
Machinery - 1.1%
  Ingersoll Rand Co.                                     65,000  $  2,494,375
  York International Corp.                               13,600       608,600
                                                                 ------------
                                                                 $  3,102,975
-----------------------------------------------------------------------------
Medical and Health Products - 0.9%
  Medisense, Inc.*                                      100,000  $  2,575,000
-----------------------------------------------------------------------------
Medical and Health Technology and Services - 3.7%
  Beverly Enterprises, Inc.*                            136,200  $  1,583,325
  Genesis Health Ventures, Inc.*                         59,100     1,928,138
  Pacificare Health Systems, Inc., "B"*                  55,000     4,771,250
  Regency Health Services, Inc.*                        170,000     1,827,500
                                                                 ------------
                                                                 $ 10,110,213
-----------------------------------------------------------------------------
Oil Services - 0.1%
  Nuevo Energy Co.*                                      10,000  $    222,500
-----------------------------------------------------------------------------
Oils - 1.0%
  Union Pacific Resources Group, Inc.*                  115,600  $  2,687,700
-----------------------------------------------------------------------------
Photographic Products - 1.2%
  Eastman Kodak Co.                                      50,000  $  3,400,000
-----------------------------------------------------------------------------
Printing and Publishing - 1.0%
  Pulitzer Publishing Co.                                58,500  $  2,691,000
-----------------------------------------------------------------------------
Railroads - 2.0%
  Wisconsin Central Transportation Corp.*                93,800  $  5,440,400
-----------------------------------------------------------------------------
Restaurants and Lodging - 4.7%
  Hometown Buffet, Inc.*                                 41,300  $    449,138
  Promus Hotel Corp.*                                   306,050     6,771,356
  Servico, Inc.*                                        125,700     1,696,950
  Showbiz Pizza Time, Inc.*                             300,000     3,825,000
                                                                 ------------
                                                                 $ 12,742,444
-----------------------------------------------------------------------------
Special Products and Services - 1.1%
  Gillett Holdings, Inc.*                                37,656  $    790,776
  Stanley Works                                          45,000     2,278,125
                                                                 ------------
                                                                 $  3,068,901
-----------------------------------------------------------------------------
Stores - 2.9%
  Federated Department Stores, Inc.*                     90,000  $  2,621,250
  National Convenience Stores, Inc.*                    193,100     5,189,563
                                                                 ------------
                                                                 $  7,810,813
-----------------------------------------------------------------------------
Telecommunications - 1.1%
  Cabletron Systems, Inc.*                               25,100  $  2,083,300
  Cellular Communications International,
    Inc.*                                                28,400       979,800
                                                                 ------------
                                                                 $  3,063,100
-----------------------------------------------------------------------------
Utilities - Telephone - 1.0%
  MCI Communications Corp.                              100,000  $  2,675,000
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $197,865,506)              $249,224,065
-----------------------------------------------------------------------------
Bonds - 0.1%
-----------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-----------------------------------------------------------------------------
  Continental Airlines, Inc., 11.75s, 1995**            $ 3,000  $        300
  Wang-Talon, 0s, 2000                                        1           720
  Woodward & Lothrop, Inc., 14.75s, 1995**                  500       250,000
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $87,500)                           $    251,020
-----------------------------------------------------------------------------
Short-Term  Obligations - 10.7%
-----------------------------------------------------------------------------
  Abbott Laboratories, due 12/04/95                     $ 3,790  $  3,779,781
  Federal Home Loan Mortgage Corp.,
    due 12/01/95                                         11,430    11,428,159
  Federal Home Loan Mortgage Corp.,
    due 12/06/95                                          5,000     4,992,888
  Federal National Mortgage Assn.,
    due 12/14/95                                          9,100     9,058,436
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized
  Cost and Value                                                 $ 29,259,264
-----------------------------------------------------------------------------
Total Investments (Identified Cost,
  $227,212,270)                                                  $278,734,349
Other  Assets,  Less  Liabilities - (1.8)%                         (5,111,595)
=============================================================================
Net Assets - 100.0%                                              $273,622,754
-----------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
++ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
November 30, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $223,187,687)       $ 269,014,349
    Affiliated issuer (identified cost, $4,024,583)                9,720,000
                                                               -------------
      Total investments, at value (identified cost,
        $227,212,270)                                          $ 278,734,349
  Cash                                                                 2,432
  Foreign currency, at value (identified cost, $3,446)                 5,318
  Receivable for investments sold                                    375,055
  Receivable for Fund shares sold                                    907,758
  Interest and dividends receivable                                  270,298
  Other assets                                                         2,230
                                                               -------------
      Total assets                                             $ 280,297,440
                                                               -------------
Liabilities:
  Payable for investments purchased                            $   5,871,989
  Payable for Fund shares reacquired                                 223,660
  Net payable for forward foreign currency exchange
    contracts purchased and sold                                     300,723
  Payable to affiliates -
    Management fee                                                     5,580
    Shareholder servicing agent fee                                    1,201
    Distribution fee                                                 126,369
  Accrued expenses and other liabilities                             145,164
                                                               -------------
      Total liabilities                                        $   6,674,686
                                                               -------------
Net assets                                                     $ 273,622,754
                                                               =============
Net assets consist of:
  Paid-in capital                                              $ 197,606,892
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                  51,226,673
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                 24,593,940
  Accumulated undistributed net investment income                    195,249
                                                               -------------
      Total                                                    $ 273,622,754
                                                               =============
Shares of beneficial interest outstanding                      22,161,122
                                                               =============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $227,554,766 / 18,368,718 shares of
    beneficial interest outstanding)                              $12.39
                                                                  ======
  Offering price per share (100/94.25)                            $13.15
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $46,067,988 / 3,792,404 shares of
    beneficial interest outstanding)                              $12.15
                                                                  ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended November 30, 1995
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $ 1,087,992
    Dividends                                                       1,834,267
    Foreign taxes withheld                                            (53,392)
                                                                  -----------
      Total investment income                                     $ 2,868,867
                                                                  -----------
  Expenses -
    Management fee                                                $ 1,526,502
    Trustees' compensation                                             24,817
    Shareholder servicing agent fee (Class A)                         261,888
    Shareholder servicing agent fee (Class B)                          63,669
    Distribution and service fee (Class A)                            618,508
    Distribution and service fee (Class B)                            290,172
    Custodian fee                                                      96,397
    Printing                                                           68,666
    Postage                                                            43,420
    Auditing fees                                                      41,113
    Legal fees                                                          5,302
    Miscellaneous                                                     136,400
                                                                  -----------
      Total expenses                                              $ 3,176,854
    Reduction of expenses by distributor                             (174,497)
    Fees paid indirectly                                              (24,091)
                                                                  -----------
        Net expenses                                              $ 2,978,266
                                                                  -----------
            Net investment loss                                   $  (109,399)
                                                                  ===========
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $26,160,495
    Foreign currency transactions                                    (427,409)
                                                                  -----------
      Net realized gain on investments                            $25,733,086
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $46,139,612
    Translation of assets and liabilities in foreign currencies      (354,066)
                                                                  -----------
      Net unrealized gain on investments                          $45,785,546
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $71,518,632
                                                                  -----------
          Increase in net assets from operations                  $71,409,233
                                                                  ===========

See notes to financial statements

Statement  of  Changes  in  Net  Assets
-----------------------------------------------------------------------------------------------
Year Ended November 30,                                                1995               1994
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $   (109,399)      $   (160,932)
  Net realized gain on investments and foreign currency
    transactions                                                 25,733,086         12,000,871
  Net unrealized gain (loss) on investments and foreign
    currency                                                     45,785,546        (10,647,522)
                                                               ------------       ------------
    Increase in net assets from operations                     $ 71,409,233       $  1,192,417
                                                               ------------       ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $   --             $   (344,329)
  From net investment income (Class B)                             --                   (5,242)
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (10,491,130)       (19,570,480)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (1,394,622)          (318,610)
                                                               ------------       ------------
    Total distributions declared to shareholders               $(11,885,752)      $(20,238,661)
                                                               ------------       ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                             $112,728,051       $ 72,178,204
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                11,168,786         19,162,794
  Cost of shares reacquired                                     (68,776,712)       (46,619,111)
                                                               ------------       ------------
    Increase in net assets from Fund share transactions        $ 55,120,125       $ 44,721,887
                                                               ------------       ------------
      Total increase in net assets                             $114,643,606       $ 25,675,643
Net assets:
  At beginning of period                                        158,979,148        133,303,505
                                                               ------------       ------------
  At end of period (including accumulated undistributed
    net investment income of $195,249 and $208,440,
    respectively)                                              $273,622,754       $158,979,148
                                                               ============       ============

See notes to financial statements

Financial  Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Six Months          Year
                                Year Ended November 30,                                                         Ended         Ended
                                --------------------------------------------------------------------     November 30,       May 31,
                                      1995           1994           1993          1992          1991             1990          1990
-----------------------------------------------------------------------------------------------------------------------------------
                                   Class A
-----------------------------------------------------------------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period                $ 9.44         $10.82         $10.17        $ 8.73        $ 7.46          $ 8.99        $10.52
                                    ------         ------         ------        ------        ------          ------        ------
Income from investment
 operations<F3> -
  Net investment income
   (loss)                           $ 0.01         $(0.01)        $ 0.02        $ --          $ 0.14          $ 0.09        $ 0.33
  Net realized and
   unrealized gain (loss)
   on investments                     3.64           0.26           1.96          2.03          1.21           (1.38)         0.17
                                    ------         ------         ------        ------        ------          ------        ------
      Total from investment
       operations                   $ 3.65         $ 0.25         $ 1.98        $ 2.03        $ 1.35          $(1.29)       $ 0.50
                                    ------         ------         ------        ------        ------          ------        ------
Less distributions declared
 to shareholders -
  From net investment income        $ --           $(0.03)        $ --          $(0.07)       $(0.08)         $(0.11)       $(0.34)
  From net realized gain on
   investments                       (0.70)         (1.60)         (1.33)        (0.52)         --             (0.05)        (1.69)
  From paid-in capital                --             --             --            --            --             (0.08)         --
                                    ------         ------         ------        ------        ------          ------        ------
      Total distributions
       declared to
       shareholders                 $(0.70)        $(1.63)        $(1.33)       $(0.59)       $(0.08)         $(0.24)       $(2.03)
                                    ------         ------         ------        ------        ------          ------        ------
Net asset value -
 end of period                      $12.39         $ 9.44         $10.82        $10.17        $ 8.73          $ 7.46        $ 8.99
                                    ======         ======         ======        ======        ======          ======        ======
Total return<F2>                    41.67%          1.92%         22.10%        24.60%        18.26%        (29.48)%<F1>     5.13%
Ratios (to average net assets)/Supplemental data<F5>:
  Expenses<F4>                       1.35%          1.37%          1.42%         1.53%         1.50%           1.51%<F1>     1.26%
  Net investment income
   (loss)                            0.06%        (0.05)%          0.09%           --          1.65%           2.30%<F1>     3.38%
Portfolio turnover                    109%            91%            95%          111%          132%             36%           88%
Net assets at end of period
 (000 omitted)                    $227,555       $141,790       $132,207      $112,958      $104,600        $100,398      $125,191

<F1> Annualized.
<F2> Total returns for Class A shares do not include the applicable sales charge
     (except for reinvestment dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
<F3> Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
<F4> For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F5> The distributor did not impose a portion of its distribution fee attributable to Class A shares for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income           $(0.01)        $(0.03)        $ 0.02          --            --              --            --
    Ratios (to average net assets):
      Expenses<F4>                   1.46%          1.47%          1.45%          --            --              --            --
      Net investment
       income                      (0.04)%        (0.15)%          0.07%          --            --              --            --

See notes to financial statements

Financial  Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                          Year Ended May 31,                            Year Ended November 30,
                          -----------------------------------------     -----------------------------------------------------------
                             1989        1988       1987       1986       1995       1994     1993<F1>
-----------------------------------------------------------------------------------------------------------------------------------
                          Class A                                      Class B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period       $ 8.70      $ 9.60     $ 9.81     $ 7.59     $ 9.34     $10.79     $10.61
                           ------      ------     ------     ------     ------     ------     ------
Income from investment
 operations<F4> -
  Net investment income
   (loss)                  $ 0.21      $ 0.10     $ 0.04     $ 0.03     $(0.08)    $(0.09)    $(0.01)
  Net realized and
   unrealized gain
   (loss) on investments     2.17       (0.86)      1.60       2.79       3.59       0.27       0.19
                           ------      ------     ------     ------     ------     ------     ------
      Total from
       investment
       operations          $ 2.38      $(0.76)    $ 1.64     $ 2.82     $ 3.51     $ 0.18     $ 0.18
                           ------      ------     ------     ------     ------     ------     ------
Less distributions
 declared to
 shareholders -
  From net investment
   income                  $(0.17)     $(0.03)    $(0.04)    $(0.04)    $ --       $ --       $ --
  In excess of net
   investment income         --          --         --         --         --        (0.03)      --
  From net realized
   gain on investments      (0.39)      (0.11)     (1.81)     (0.53)     (0.70)     (1.60)      --
  From paid-in capital       --          --         --        (0.03)      --         --         --
                           ------      ------     ------     ------     ------     ------     ------
      Total distributions
       declared to
       shareholders        $(0.56)     $(0.14)    $(1.85)    $(0.60)    $(0.70)    $(1.63)    $ --
                           ------      ------     ------     ------     ------     ------     ------
Net asset value -
 end of period             $10.52      $ 8.70     $ 9.60     $ 9.81     $12.15     $ 9.34     $10.79
                           ======      ======     ======     ======     ======     ======     ======
Total return<F3>           28.47%     (7.63)%     17.95%     37.15%     40.53%      1.15%      1.70%
Ratios (to average net assets)/Supplemental data:
  Expenses<F5>              1.41%       1.33%      1.31%      1.39%      2.17%      2.25%      2.46%<F2>
  Net investment
   income (loss)            2.29%       1.12%      0.38%      1.44%    (0.77)%    (0.96)%    (1.37)%<F2>
Portfolio turnover            80%         99%       135%       156%       109%        91%        95%
Net assets at end of
  period
 (000 omitted)           $133,219    $116,218   $148,227   $128,135    $46,068    $17,189     $1,097

<F1> For the period from the commencement of offering of Class B shares,
     September 7, 1993 to November 30, 1993.
<F2> Annualized.
<F3> Total returns for Class A shares do not include the applicable sales charge
     (except for reinvestment dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
<F4> Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
<F5> For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and  Organization
MFS Value Fund (the Fund) is a diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1995, $15,284 was reclassified from accumulated net realized gain on investments and paid-in capital to accumulated undistributed net investment income ($111,498 and $96,208, respectively), due to differences between book and tax accounting for foreign currency and reflecting the inability to use operating losses incurred. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata, based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $7,317 for the year ended November 30, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $61,017 as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $75,049 for the year ended November 30, 1995. MFD is currently waiving the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended November 30, 1995 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a monthly distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,994 for Class B shares for the year ended November 30, 1995. Fees incurred under the distribution plan during the year ended November 30, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1995 were $336 and $59,989 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
------------------------------------------------------------------------------
Investments (non-U.S. government securities)     $242,244,480  $204,867,026
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $227,212,270
                                                               ============
Gross unrealized appreciation                                  $ 56,593,962
Gross unrealized depreciation                                    (5,071,883)
                                                               ------------
  Net unrealized appreciation                                  $ 51,522,079
                                                               ============

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                        1995                         1994
                        --------------------------   --------------------------
Year Ended November 30,      Shares         Amount        Shares         Amount
-------------------------------------------------------------------------------
Shares sold               7,410,621    $79,382,430     5,051,409    $50,268,216
Shares issued to
 shareholders in
 reinvestment of
 distributions            1,133,703      9,953,735     1,944,505     18,861,697
Shares reacquired        (5,202,592)   (54,439,794)   (4,191,439)   (41,654,028)
                         ----------    -----------    ----------    -----------
  Net increase            3,341,732    $34,896,371     2,804,475    $27,475,885
                         ==========    ===========    ==========    ===========

Class B Shares
                        1995                         1994
                        --------------------------   --------------------------
Year Ended November 30,      Shares         Amount        Shares         Amount
-------------------------------------------------------------------------------
Shares sold               3,211,010    $33,345,621     2,212,735    $21,909,988
Shares issued to
shareholders in
 reinvestment of
distributions               139,959      1,215,051        31,137        301,097
Shares reacquired        (1,399,842)   (14,336,918)     (504,229)    (4,965,083)
                         ----------    -----------     ---------    -----------
  Net increase            1,951,127    $20,223,754     1,739,643    $17,246,002
                         ==========    ===========     =========    ===========

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1995 was $2,847.

(7) Financial  Instruments
The Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 1995 is as follows:
Forward Foreign Currency Exchange Contracts

                                                                              Net Unrealized
                                Contracts to                       Contracts    Appreciation
Settlement Date              Deliver/Receive   In Exchange for      at Value  (Depreciation)
-------------------------------------------------------------------------------------------
Sales     12/07/95       AUD       3,932,879       $ 2,935,402   $ 2,919,985      $  15,417
          12/15/95       FIM      11,836,250         2,754,538     2,755,018           (480)
          12/07/95       ITL   3,264,770,000         2,017,550     2,041,172        (23,622)
          12/01/95       MLR         144,418            56,786        56,924           (138)
          12/21/95       SEK      16,641,000         2,307,628     2,534,285       (226,657)
                                                   -----------   -----------      ---------
                                                   $10,071,904   $10,307,384      $(235,480)
                                                   ===========   ===========      =========

Purchases 12/07/95       AUD       1,875,984       $ 1,400,000   $ 1,392,833      $  (7,167)
          12/15/95       FIM      11,836,250         2,813,095     2,755,019        (58,076)
                                                   -----------   -----------      ---------
                                                   $ 4,213,095   $ 4,147,852      $ (65,243)
                                                   ===========   ===========      =========

AUD  = Australian Dollars        MLR = Malaysian Ringgit
FIM  = Finnish Markkaa           SEK = Swedish Kronor
ITL  = Italian Lire

At November 30, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Transactions  in  Securities  of  Affiliated  Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended November 30, 1995 is set forth below.

                                       Acquisitions             Dispositions                                  Interest
                            Beginning  -----------------------  ---------------------     Ending   Realized        and
                            Share/Par   Share/Par                Share/Par             Share/Par       Gain   Dividend       Ending
Affiliate                      Amount      Amount         Cost      Amount       Cost     Amount     (Loss)     Income        Value
-----------------------------------------------------------------------------------------------------------------------------------
Harvard Industries,
 Inc.                         360,000      --          $   --         --     $    --     360,000   $    --    $    --    $9,720,000

(9) Restricted  Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1995, the Fund owned the following restricted security (constituting 0.4% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. This security may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                Share
Description          Date of Acquisition       Amount         Cost       Value
------------------------------------------------------------------------------
Korea Mobile
  Telecom              3/24/95 - 3/31/95       28,500     $741,827  $1,115,205
                                                                    ==========

INDEPENDENT  AUDITORS'  REPORT

To the Trustees of MFS Series Trust VII and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Fund (a separate series of MFS Series Trust VII) as of November 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1995 and 1994, and the financial highlights for each of the years in the eleven-year period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Value Fund at November 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 5, 1996

                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                             -------------
MFS(R) VALUE             [LOGO: NUMBER 1 DALBAR              BULK RATE
FUND                       TOP RATED SERVICE]                U.S. POSTAGE
                                                             PAID
                                                             PERMIT #55638
500 Boylston Street                                          BOSTON, MA
Boston, MA 02116                                             -------------



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 THE FIRST NAME IN MUTUAL FUNDS]




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